SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              May 31, 2002
                              ------------
            Date of Report (date of earliest event reported)


                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
                ----------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


           NEVADA                0-31801                 33-0930198
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission              (IRS Employer
       of Incorporation       File Number)         Identification Number)


                   18200 VON KARMAN AVENUE, 10TH FLOOR
                        IRVINE, CALIFORNIA 92612
                        ------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (949) 474-1500
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On May 31,2002, Universal Broadband Communications, Inc. (the "Registrant" or "UBC") entered into a Stock Exchange Agreement and Plan of Reorganization (the "Agreement") with Universal Information Services, Inc. ("UIS" or "Seller"), a California corporation, and David Golkar, the sole shareholder of UIS, pursuant to which UIS and Mr. Golkar agreed to exchange all of the outstanding voting stock of UIS for 100,000 shares of the Registrant's restricted common stock. On May 31, 2002, the sole director and shareholder of UIS, Mr. Golkar, approved the transaction and the Agreement.

          Pursuant to the Agreement, Mr. Golkar transferred 1,000 shares of UIS common stock, representing all of the outstanding voting stock of UIS, to Registrant in exchange for 100,000 shares of Registrant's restricted common stock. UIS is a telecommunications company engaged in the sales and service of long distance telephone service in the United States. As a result of the exchange, the Registrant received all of the assets of UIS, including its long distance customer base, related permits and licenses and prepaid calling card platform.

          The Agreement contained numerous representations, warranties and covenants by both parties. A complete description of all representations, warranties and covenants is set forth in the Agreement included as an exhibit to this report.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statement of Business Acquired:
               Financial Statements will be filed within sixty (60) days if so required by Regulation S-X.

          (b)  Pro Forma Financial Information:  see above

          (c) Exhibits:  10.1 Stock Exchange Agreement and Plan of
                              Reorganization with Universal Information
                              Services, Inc. dated May 31, 2002.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNIVERSAL BROADBAND COMMUNICATIONS, INC.



Dated: June 14, 2002               By:  /s/ Mark Ellis
                                      -------------------------------
                                        Mark Ellis
                                        President









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